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                                                                  EXHIBIT 99.16

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of United Diagnostic, Inc., (the "Company") on Form 10-KSB for the fiscal year ending December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Marvin Feigenbaum, President, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 4, 2003                By:   /s/ J. Marvin Feigenbaum
                                             ----------------------------------
                                             J. Marvin Feigenbaum
                                             President, Chief Executive Officer
                                             and Chairman of the Board

This certification accompanies this Annual Report on Form 10-KSB pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.










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